Exhibit 99.1

Essent Group Ltd. Reports Second Quarter 2017 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--August 4, 2017--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2017 of $72.1 million or $0.77 per diluted share, compared to $52.3 million or $0.57 per diluted share for the quarter ended June 30, 2016. As of June 30, 2017, Essent had insurance in force of $95.5 billion and consolidated stockholders’ equity of $1.5 billion.

“We are pleased with our strong second quarter results and continuing to build a high credit quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “We believe that Essent is well positioned in both the U.S. and Bermuda to continue growing our portfolio and generating high quality earnings and strong returns for our shareholders.”

Financial Highlights:

  Insurance in force as of June 30, 2017 was $95.5 billion, compared to $72.3 billion as of June 30, 2016.
  New insurance written for the second quarter was $11.4 billion, compared to $8.7 billion in the second quarter of 2016.
  Net premiums earned for the second quarter were $126.6 million, compared to $100.7 million in the second quarter of 2016.
  The expense ratio for the second quarter was 28.2%, compared to 31.2% in the second quarter of 2016.
  The provision for losses and LAE for the second quarter was $1.8 million, compared to $3.0 million in the second quarter of 2016.
  The percentage of loans in default as of June 30, 2017 was 0.41%, compared to 0.36% as of June 30, 2016.
  The combined ratio for the second quarter was 29.6%, compared to 34.1% in the second quarter of 2016.
  The consolidated balance of cash and investments at June 30, 2017 was $1.9 billion, including cash and investment balances at Essent Group Ltd. of $27.2 million.
  The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.9:1 as of June 30, 2017.
  Essent Reinsurance Ltd. reinsured a total of $53.0 million of risk in GSE risk share transactions in the second quarter of 2017.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 53194302 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-585-8367 inside the U.S., or 416-621-4642 for international callers, passcode 53194302.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission on February 16, 2017. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2017

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2017	2016	2017	2016
Revenues:
Net premiums written	$134,063	$108,513	$253,360	$208,979
Increase in unearned premiums	(7,500)	(7,802)	(9,146)	(13,865)
Net premiums earned	126,563	100,711	244,214	195,114
Net investment income	9,400	6,701	17,835	12,884
Realized investment gains, net	544	583	1,199	1,054
Other income	1,099	170	1,950	1,579
Total revenues	137,606	108,165	265,198	210,631

Losses and expenses:
Provision for losses and LAE	1,770	2,964	5,463	6,695
Other underwriting and operating expenses	35,686	31,409	72,018	62,797
Interest expense	1,189	—	1,905	—
Total losses and expenses	38,645	34,373	79,386	69,492

Income before income taxes	98,961	73,792	185,812	141,139
Income tax expense	26,843	21,534	47,096	40,930
Net income	$72,118	$52,258	$138,716	$100,209

Earnings per share:
Basic	$0.79	$0.57	$1.52	$1.10
Diluted	0.77	0.57	1.49	1.09

Weighted average shares outstanding:
Basic	91,381	90,912	91,320	90,848
Diluted	93,162	92,138	93,093	91,999

Net income	$72,118	$52,258	$138,716	$100,209

Other comprehensive income (loss):
Change in unrealized appreciation of investments	8,470	10,702	13,320	24,061
Total other comprehensive income	8,470	10,702	13,320	24,061
Comprehensive income	$80,588	$62,960	$152,036	$124,270

Loss ratio	1.4%	2.9%	2.2%	3.4%
Expense ratio	28.2%	31.2%	29.5%	32.2%
Combined ratio	29.6%	34.1%	31.7%	35.6%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2017	2016
Assets
Investments available for sale, at fair value
Fixed maturities	$1,710,057	$1,482,754
Short-term investments	130,984	132,348
Total investments	1,841,041	1,615,102
Cash	27,670	27,531
Accrued investment income	10,776	9,488
Accounts receivable	26,648	21,632
Deferred policy acquisition costs	14,037	13,400
Property and equipment	7,955	8,119
Prepaid federal income tax	215,357	181,272
Other assets	9,409	6,454

Total assets	$2,152,893	$1,882,998

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$29,798	$28,142
Unearned premium reserve	228,762	219,616
Net deferred tax liability	181,206	142,587
Credit facility borrowings, net of deferred costs	173,192	100,000
Securities purchased payable	19,770	14,999
Other accrued liabilities	22,268	33,881
Total liabilities	654,996	539,225

Commitments and contingencies

Stockholders' Equity
Common shares	1,401	1,397
Additional paid-in capital	920,452	918,296
Accumulated other comprehensive income (loss)	1,065	(12,255)
Retained earnings	574,979	436,335
Total stockholders' equity	1,497,897	1,343,773

Total liabilities and stockholders' equity	$2,152,893	$1,882,998

Return on average equity (1)	19.5%	18.1%

(1) The 2017 return on average equity is calculated by dividing annualized year-to-date 2017 net income by average equity. The 2016 return on average equity is calculated by dividing full year 2016 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2017		2016
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$134,063	$119,297	$116,412	$115,887	$108,513	$100,466

Net premiums earned	126,563	117,651	116,792	110,801	100,711	94,403
Other revenues (1)	11,043	9,941	9,581	10,453	7,454	8,063
Total revenues	137,606	127,592	126,373	121,254	108,165	102,466

Losses and expenses:
Provision for losses and LAE	1,770	3,693	3,865	4,965	2,964	3,731
Other underwriting and operating expenses	35,686	36,332	34,836	32,792	31,409	31,388
Interest expense	1,189	716	370	56	—	—
Total losses and expenses	38,645	40,741	39,071	37,813	34,373	35,119

Income before income taxes	98,961	86,851	87,302	83,441	73,792	67,347
Income tax expense (2)	26,843	20,253	24,616	23,730	21,534	19,396
Net income	$72,118	$66,598	$62,686	$59,711	$52,258	$47,951

Earnings per share:
Basic	$0.79	$0.73	$0.69	$0.66	$0.57	$0.53
Diluted	0.77	0.72	0.68	0.65	0.57	0.52

Weighted average shares outstanding:
Basic	91,381	91,258	90,991	90,961	90,912	90,785
Diluted	93,162	93,023	92,577	92,399	92,138	91,859

Other Data:
Loss ratio (3)	1.4%	3.1%	3.3%	4.5%	2.9%	4.0%
Expense ratio (4)	28.2%	30.9%	29.8%	29.6%	31.2%	33.2%
Combined ratio	29.6%	34.0%	33.1%	34.1%	34.1%	37.2%

Return on average equity (annualized)	19.8%	19.3%	18.9%	18.7%	17.2%	16.7%

(1) In 2016, other revenues included the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. ("Essent Re") in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program that were accounted for as derivatives under GAAP. In the three months ended September 30, 2016, these contracts were amended and are now accounted for as insurance contracts. The change in fair values of these policies was $2,012, ($755) and $677 in the three months ended September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(2) Income tax expense for the quarter ended March 31, 2017 was reduced by $3,023 of excess tax benefits associated with the vesting of common shares and common share units during the quarter. Prior to January 1, 2017, excess tax benefits were recognized in additional paid-in-capital.

(3) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.

(4) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

					Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2017		2016
Other Data, continued:	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$11,368,276	$8,034,153	$10,475,258	$10,299,161	$8,715,171	$5,366,675
New risk written	2,786,501	1,929,832	2,498,831	2,536,734	2,167,333	1,340,588

Bulk:
New insurance written	$—	$—	$—	$—	$—	$93,054
New risk written	—	—	—	—	—	8,480

Total:
Average premium rate (5)	0.53%	0.53%	0.56%	0.58%	0.57%	0.56%
New insurance written	$11,368,276	$8,034,153	$10,475,258	$10,299,161	$8,715,171	$5,459,729
New risk written	$2,786,501	$1,929,832	$2,498,831	$2,536,734	$2,167,333	$1,349,068
Insurance in force (end of period)	$95,494,390	$87,993,227	$83,265,522	$77,614,373	$72,267,099	$67,716,741
Risk in force (end of period)	$23,665,045	$21,801,667	$20,627,317	$19,289,387	$17,937,364	$16,745,819
Policies in force	430,585	397,650	375,898	350,600	328,441	308,779
Weighted average coverage (6)	24.8%	24.8%	24.8%	24.9%	24.8%	24.7%
Annual persistency	80.1%	78.2%	77.7%	79.4%	81.0%	81.0%

Loans in default (count)	1,776	1,777	1,757	1,453	1,174	1,060
Percentage of loans in default	0.41%	0.45%	0.47%	0.41%	0.36%	0.34%

Other Risk in Force
GSE Risk Share (7)	$479,762	$436,991	$384,103	$302,211	$305,357	$188,766

Credit Facility
Borrowings outstanding	$175,000	$125,000	$100,000	$50,000	$—	N/A
Undrawn committed capacity	$200,000	$75,000	$100,000	$150,000	$200,000	N/A
Weighted average interest rate	3.21%

(5) Average premium rate is calculated by dividing net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.

(6) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

(7) Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
($ in thousands)
>=760	$4,913,160	43.2%	$4,013,236	46.1%	$8,312,914	42.8%	$6,301,139	44.7%
740-759	1,785,683	15.7	1,406,617	16.1	3,028,961	15.6	2,246,425	16.0
720-739	1,547,404	13.6	1,157,032	13.3	2,696,619	13.9	1,936,588	13.8
700-719	1,321,235	11.6	950,965	10.9	2,279,250	11.8	1,533,696	10.9
680-699	963,139	8.5	688,642	7.9	1,657,953	8.5	1,175,494	8.3
<=679	837,655	7.4	498,679	5.7	1,426,732	7.4	888,504	6.3
Total	$11,368,276	100.0%	$8,715,171	100.0%	$19,402,429	100.0%	$14,081,846	100.0%

Weighted average credit score	745		749		745		747

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
($ in thousands)
85.00% and below	$1,405,971	12.4%	$1,176,073	13.5%	$2,624,771	13.5%	$1,840,071	13.1%
85.01% to 90.00%	3,393,904	29.9	2,848,106	32.7	5,892,811	30.4	4,651,882	33.0
90.01% to 95.00%	5,132,855	45.1	4,330,416	49.7	8,644,458	44.6	7,060,980	50.1
95.01% and above	1,435,546	12.6	360,576	4.1	2,240,389	11.5	528,913	3.8
Total	$11,368,276	100.0%	$8,715,171	100.0%	$19,402,429	100.0%	$14,081,846	100.0%

Weighted average LTV	92%		92%		92%		92%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
Single Premium policies		14.5%		18.4%		14.4%		20.8%
Monthly Premium policies		85.5		81.6		85.6		79.2
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
Purchase		87.5%		82.5%		83.9%		82.1%
Refinance		12.5		17.5		16.1		17.9
		100.0%		100.0%		100.0%		100.0%

							Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
($ in thousands)
>=760	$—	0.0%	$—	0.0%	$—	0.0%	$45,625	49.0%
740-759	—	—	—	—	—	—	18,154	19.5
720-739	—	—	—	—	—	—	11,475	12.3
700-719	—	—	—	—	—	—	8,220	8.8
680-699	—	—	—	—	—	—	6,453	7.0
<=679	—	—	—	—	—	—	3,127	3.4
Total	$—	0.0%	$—	0.0%	$—	0.0%	$93,054	100.0%

Weighted average credit score	N/A		N/A		N/A		750

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
($ in thousands)
85.00% and below	$—	0.0%	$—	0.0%	$—	0.0%	$755	0.8%
85.01% to 90.00%	—	—	—	—	—	—	27,757	29.8
90.01% to 95.00%	—	—	—	—	—	—	64,542	69.4
95.01% and above	—	—	—	—	—	—	—	—
Total	$—	0.0%	$—	0.0%	$—	0.0%	$93,054	100.0%

Weighted average LTV	N/A		N/A		N/A		91%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
Single Premium policies		0.0%		0.0%		0.0%		100.0%
Monthly Premium policies		—		—		—		—
		0.0%		0.0%		0.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
Purchase		0.0%		0.0%		0.0%		100.0%
Refinance		—		—		—		—
		0.0%		0.0%		0.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	June 30, 2017		March 31, 2017		June 30, 2016
($ in thousands)
>=760	$42,839,819	44.8%	$39,724,096	45.1%	$33,032,120	45.7%
740-759	15,628,721	16.4	14,460,034	16.4	12,096,199	16.7
720-739	13,568,471	14.2	12,550,737	14.3	10,374,218	14.4
700-719	10,239,343	10.7	9,325,770	10.6	7,365,368	10.2
680-699	7,715,118	8.1	7,051,155	8.0	5,696,562	7.9
<=679	5,502,918	5.8	4,881,435	5.6	3,702,632	5.1
Total	$95,494,390	100.0%	$87,993,227	100.0%	$72,267,099	100.0%

Weighted average credit score	748		748		749

Total RIF by FICO score	June 30, 2017		March 31, 2017		June 30, 2016
($ in thousands)
>=760	$10,565,479	44.6%	$9,791,036	44.9%	$8,138,995	45.4%
740-759	3,900,374	16.5	3,609,590	16.6	3,023,589	16.9
720-739	3,400,897	14.4	3,146,943	14.4	2,607,057	14.5
700-719	2,531,834	10.7	2,303,107	10.6	1,820,731	10.1
680-699	1,928,884	8.1	1,762,997	8.1	1,432,032	8.0
<=679	1,337,577	5.7	1,187,994	5.4	914,960	5.1
Total	$23,665,045	100.0%	$21,801,667	100.0%	$17,937,364	100.0%

Portfolio by LTV
Total IIF by LTV	June 30, 2017		March 31, 2017		June 30, 2016
($ in thousands)
85.00% and below	$11,175,433	11.7%	$10,403,824	11.8%	$7,957,849	11.0%
85.01% to 90.00%	30,771,122	32.2	28,744,011	32.7	24,456,328	33.8
90.01% to 95.00%	48,225,083	50.5	44,862,812	51.0	37,911,936	52.5
95.01% and above	5,322,752	5.6	3,982,580	4.5	1,940,986	2.7
Total	$95,494,390	100.0%	$87,993,227	100.0%	$72,267,099	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	June 30, 2017		March 31, 2017		June 30, 2016
($ in thousands)
85.00% and below	$1,261,421	5.3%	$1,172,920	5.4%	$901,838	5.0%
85.01% to 90.00%	7,301,776	30.9	6,821,725	31.3	5,824,455	32.5
90.01% to 95.00%	13,776,313	58.2	12,829,032	58.8	10,802,375	60.2
95.01% and above	1,325,535	5.6	977,990	4.5	408,696	2.3
Total	$23,665,045	100.0%	$21,801,667	100.0%	$17,937,364	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	June 30, 2017		March 31, 2017		June 30, 2016
($ in thousands)
FRM 30 years and higher	$86,471,721	90.5%	$79,647,327	90.5%	$65,269,610	90.3%
FRM 20-25 years	2,458,906	2.6	2,298,806	2.6	1,660,361	2.3
FRM 15 years	3,521,645	3.7	3,290,900	3.8	2,653,056	3.7
ARM 5 years and higher	3,042,118	3.2	2,756,194	3.1	2,684,072	3.7
Total	$95,494,390	100.0%	$87,993,227	100.0%	$72,267,099	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	June 30, 2017	March 31, 2017	June 30, 2016

GSE Risk Share (1)	$479,762	$436,991	$305,357

Weighted average credit score	749	750	751
Weighted average LTV	83%	83%	80%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
June 30, 2017

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$22,547	9.2%	149	79.6%	48.5%	0.0%	2.8%	62.0%	100.0%	2.8%	1
2011	3,229,720	475,807	14.7	2,644	76.6	45.9	0.2	5.1	54.4	95.9	3.7	34
2012	11,241,161	3,268,512	29.1	16,564	76.1	54.9	0.5	5.4	56.0	98.0	2.4	126
2013	21,152,638	8,067,843	38.1	40,249	79.0	57.0	1.8	7.7	51.3	97.5	2.5	294
2014	24,799,434	12,791,786	51.6	64,102	87.5	61.7	3.9	15.2	42.2	94.4	3.5	576
2015	26,193,656	19,499,925	74.4	88,437	82.5	55.9	2.5	14.7	43.8	96.7	3.2	440
2016	34,949,319	32,242,272	92.3	136,029	79.5	53.9	6.1	14.0	45.0	98.0	2.8	283
2017 (through June 30)	19,402,429	19,125,698	98.6	82,411	83.9	56.2	11.6	16.0	42.7	96.1	1.1	22
Total	$141,214,255	$95,494,390	67.6	430,585	81.9	56.1	5.6	13.8	44.8	96.8	2.9	1,776

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	June 30, 2017	March 31, 2017	June 30, 2016
CA	9.4%	9.4%	9.5%
TX	8.2	8.2	8.3
FL	6.9	6.8	6.5
WA	4.8	4.8	4.7
IL	4.0	3.9	4.1
NC	3.6	3.6	3.8
NJ	3.6	3.6	3.4
GA	3.4	3.4	3.3
AZ	3.2	3.2	3.2
MN	3.2	3.2	3.0
All Others	49.7	49.9	50.2
Total	100.0%	100.0%	100.0%

RIF by State
	June 30, 2017	March 31, 2017	June 30, 2016
CA	9.0%	9.0%	9.1%
TX	8.4	8.5	8.6
FL	7.1	7.0	6.7
WA	4.9	4.9	4.8
IL	3.9	3.9	4.1
NC	3.7	3.7	3.9
NJ	3.5	3.5	3.4
GA	3.5	3.5	3.5
MN	3.3	3.3	3.1
OH	3.2	3.1	3.0
All Others	49.5	49.6	49.8
Total	100.0%	100.0%	100.0%

				Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
Beginning default inventory	1,777	1,060	1,757	1,028
Plus: new defaults	1,105	754	2,305	1,523
Less: cures	(1,063)	(608)	(2,177)	(1,314)
Less: claims paid	(43)	(31)	(108)	(61)
Less: rescissions and denials, net	—	(1)	(1)	(2)
Ending default inventory	1,776	1,174	1,776	1,174

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
($ in thousands)	2017	2016	2017	2016
Reserve for losses and LAE at beginning of period	$29,468	$20,470	$28,142	$17,760
Add provision for losses and LAE occurring in:
Current year	5,026	4,488	12,116	9,568
Prior years	(3,256)	(1,524)	(6,653)	(2,873)
Incurred losses during the period	1,770	2,964	5,463	6,695
Deduct payments for losses and LAE occurring in:
Current year	96	111	97	112
Prior years	1,344	849	3,710	1,869
Loss and LAE payments during the period	1,440	960	3,807	1,981
Reserve for losses and LAE at end of period	$29,798	$22,474	$29,798	$22,474

Claims
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016
Number of claims paid	43	31	108	61
Total amount paid for claims (in thousands)	$1,380	$924	$3,687	$1,922
Average amount paid per claim (in thousands)	$32	$30	$34	$32
Severity	81%	71%	85%	81%

					Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	June 30, 2017
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	898	50%	$6,101	23%	$49,210	12%
Four to eleven payments	639	36	12,604	46	35,365	36
Twelve or more payments	189	11	6,094	22	10,214	60
Pending claims	50	3	2,469	9	2,842	87
Total case reserves	1,776	100%	27,268	100%	$97,631	28
IBNR			2,045
LAE			485
Total reserves for losses and LAE			$29,798

Average reserve per default:
Case			$15.4
Total			$16.8

Default Rate	0.41%

	December 31, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	914	52%	$6,615	26%	$50,737	13%
Four to eleven payments	620	35	11,505	45	32,833	35
Twelve or more payments	179	10	5,678	22	9,575	59
Pending claims	44	3	1,960	7	2,272	86
Total case reserves	1,757	100%	25,758	100%	$95,417	27
IBNR			1,932
LAE			452
Total reserves for losses and LAE			$28,142

Average reserve per default:
Case			$14.7
Total			$16.0

Default Rate	0.47%

	June 30, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	565	48%	$4,494	22%	$30,478	15%
Four to eleven payments	446	38	10,196	49	24,520	42
Twelve or more payments	126	11	4,431	22	6,703	66
Pending claims	37	3	1,504	7	1,693	89
Total case reserves	1,174	100%	20,625	100%	$63,394	33
IBNR			1,547
LAE			302
Total reserves for losses and LAE			$22,474

Average reserve per default:
Case			$17.6
Total			$19.1

Default Rate	0.36%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	June 30, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$202,364	11.0%	$191,548	11.9%
U.S. agency securities	26,357	1.4	18,441	1.1
U.S. agency mortgage-backed securities	397,602	21.6	316,494	19.6
Municipal debt securities	370,068	20.1	334,324	20.7
Corporate debt securities	555,965	30.2	456,357	28.3
Residential and commercial mortgage securities	69,672	3.8	68,336	4.2
Asset-backed securities	135,505	7.4	127,172	7.9
Money market funds	83,508	4.5	102,430	6.3
Total Investments	$1,841,041	100.0%	$1,615,102	100.0%

Investment Portfolio by Credit Rating
Rating (1)	June 30, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$853,219	46.3%	$780,513	48.3%
Aa1	93,554	5.1	88,977	5.5
Aa2	106,282	5.8	101,772	6.3
Aa3	87,084	4.7	89,421	5.5
A1	201,148	10.9	143,938	8.9
A2	136,813	7.4	126,113	7.8
A3	106,566	5.8	95,926	6.0
Baa1	109,780	6.0	85,864	5.3
Baa2	96,096	5.2	71,950	4.5
Baa3	32,658	1.8	24,544	1.5
Below Baa3 / Unrated	17,841	1.0	6,084	0.4
Total Investments	$1,841,041	100.0%	$1,615,102	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	June 30, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$368,433	20.0%	$329,901	20.4%
1 to < 2 Years	155,935	8.5	153,184	9.5
2 to < 3 Years	257,442	14.0	156,620	9.7
3 to < 4 Years	183,786	10.0	176,896	11.0
4 to < 5 Years	205,481	11.1	139,115	8.6
5 or more Years	669,964	36.4	659,386	40.8
Total Investments	$1,841,041	100.0%	$1,615,102	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2017	2.24%
Six months ended June 30, 2017	2.20%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of June 30, 2017	$27,188
As of December 31, 2016	$46,561

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	June 30, 2017	December 31, 2016
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,270,440	$1,144,279

Combined net risk in force (2)	$18,937,727	$16,801,992

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.5:1	15.3:1
Essent Guaranty of PA, Inc.	6.2:1	6.8:1
Combined (4)	14.9:1	14.7:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$537,740	$401,273

Net risk in force (2)	$5,177,768	$4,181,737

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share
We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of June 30, 2017, December 31, 2016 and June 30, 2016, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of June 30, 2017, December 31, 2016 and June 30, 2016 in accordance with Regulation G:

(In thousands, except per share amounts)	June 30, 2017	December 31, 2016	June 30, 2016

Numerator:
Total Stockholders' Equity (Book Value)	$1,497,897	$1,343,773	$1,248,607

Subtract: Accumulated Other Comprehensive Income (Loss)	1,065	(12,255)	23,962

Adjusted Book Value	$1,496,832	$1,356,028	$1,224,645

Denominator:
Total Common Shares Outstanding	93,424	93,105	93,106

Add: Restricted Share Units Outstanding	559	493	490

Total Common Shares and Share Units Outstanding	93,983	93,598	93,596

Adjusted Book Value per Share	$15.93	$14.49	$13.08

CONTACT:
Essent Group Ltd.
Media Contact
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran